                          SCHEDULE  14-A  INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.      )
                                             ------

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 New York Bancorp Inc.
                  ------------------------------------------------
                  (Name of Registrant as Specified In Its Charter)

                   Thomas J. Haggerty, Muldoon, Murphy & Faucette
                   ----------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]       No fee required
[   ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11

      1)    Title of each class of securities to which transaction applies:
            ...................................................................
      2)    Aggregate number of securities to which transaction applies:
            ...................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ...................................................................
      4)    Proposed maximum aggregate value of transaction:
            ...................................................................

      5)    Total fee paid:

            ...................................................................

[   ]       Fee paid previously with preliminary materials.
[   ]       Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ............................................
      2)    Form, Schedule or Registration Statement No.:
            ............................................
      3)    Filing Party:
            ............................................
      4)    Date Filed:
            ............................................

--------------------------------------------------------------------------------

NYB

                             NEW YORK BANCORP INC.


                             NEW YORK BANCORP INC.
                           241-02 NORTHERN BOULEVARD
                           DOUGLASTON, NEW YORK 11362
                                 (718) 631-8100


                                                  December 19, 1996

Dear Shareholder:

     It is my pleasure to invite you to attend the Annual Meeting of Shareholders (the "Annual Meeting") of New York Bancorp Inc.("New York Bancorp" or the "Company") to be held at the Adria Conference Center, 220-33 Northern Boulevard, Bayside, New York, on Tuesday, January 28, 1997, at 10:00 a.m., New York Time, and at any adjournments or postponements thereof.

     The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the business to be transacted at the Annual Meeting. The enclosed copy of New York Bancorp's 1996 Annual Report to Shareholders contains financial statements and other important information relating to the Company.

     YOUR VOTE IS IMPORTANT. The Proxy is your opportunity as a shareholder to vote on corporate matters. Please separate the Proxy Card from the other enclosed material and follow the instructions for its completion. You are urged to sign, date and mail the enclosed Proxy Card promptly in the postage-prepaid envelope provided. If you attend the Annual Meeting, you may vote in person even if you have already mailed in your Proxy Card.

     On behalf of the Board of Directors, officers and employees of New York Bancorp, I thank you for your continued support and interest in our Company.

                                                  Sincerely yours,


                                                  /s/ Patrick E. Malloy, III
                                                  Patrick E. Malloy, III
                                                  Chairman of the Board

                             NEW YORK BANCORP INC.
                           241-02 NORTHERN BOULEVARD
                           DOUGLASTON, NEW YORK 11362
                                 (718) 631-8100

                  --------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 28, 1997
                  --------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of New York Bancorp Inc.(the "Company") will be held at the Adria Conference Center, 220-33 Northern Boulevard, Bayside, New York, on Tuesday, January 28, 1997, at 10:00 a.m., New York Time.

     A Proxy Statement and Proxy Card for this Annual Meeting are enclosed herewith. The Annual Meeting is for the purpose of considering and voting upon the following matters:

     1.   The election of three directors for a term of three years each;

     2. The ratification of KPMG Peat Marwick LLP as independent accountants of the Company for the fiscal year ending
          September 30, 1997; and

     3. Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Pursuant to the Bylaws of the Company, the Board of Directors has fixed December 12, 1996 as the record date for the determination of shareholders entitled to notice of, and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only recordholders of the Common Stock of the Company as of the close of business on that date will be entitled to notice of, to vote at, and attend the Annual Meeting or any adjournments or postponements thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at the offices of New York Bancorp Inc., 241-02 Northern Boulevard, Douglaston, New York, 11362, for a period of ten days before the Annual Meeting.

     EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                     By Order of the Board of Directors

                                     /s/ Stan I. Cohen
Douglaston, New York                 Stan I. Cohen
December 19, 1996                    Secretary

                             NEW YORK BANCORP INC.
                           241-02 NORTHERN BOULEVARD
                           DOUGLASTON, NEW YORK 11362
                                 (718) 631-8100

                  --------------------------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 28, 1997

                  --------------------------------------------

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being furnished to shareholders of New York Bancorp Inc. ("New York Bancorp" or the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Adria Conference Center, 220-33 Northern Boulevard, Bayside, New York, on Tuesday, January 28, 1997, at 10:00 a.m., New York Time, and at any adjournments or postponements thereof. The Company's 1996 Annual Report to Shareholders, including the Company's consolidated financial statements for the fiscal year ended September 30, 1996, accompanies this proxy statement, and the mailing of these documents to recordholders will commence on or about December 19, 1996.

     Regardless of the number of shares of Common Stock owned, it is important that shareholders be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-prepaid envelope. Shareholders are urged to indicate their vote in the spaces provided. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS AND THE RATIFICATION OF KPMG PEAT MARWICK LLP, AS INDEPENDENT ACCOUNTANTS.

     OTHER THAN THE MATTERS SET FORTH ON THE ATTACHED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, THE BOARD OF DIRECTORS KNOWS OF NO ADDITIONAL MATTERS THAT WILL BE PRESENTED FOR CONSIDERATION AT THE ANNUAL MEETING. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your recordholder in order to vote personally at the Annual Meeting.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by New York Bancorp. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone or telegraph by directors, officers and employees of the Company, without additional compensation therefor. New York Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so. The Company has retained Beacon Hill Partners, Inc., a proxy solicitation firm, to assist it in soliciting proxies for the Annual Meeting. The fee for such services will be $3,500 plus reimbursement of expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The securities which may be voted at the Annual Meeting consist of shares of common stock, $.01 par value per share, of New York Bancorp (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting. The close of business on December 12, 1996 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The total number of shares of Common Stock outstanding on the Record Date was 11,057,494 shares. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Shares which are present in person or by proxy but abstain from voting with respect to one or more proposals voted upon at the meeting will be included for purposes of determining a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, the Annual Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

     As to the election of directors, the Proxy Card being provided by the Board of Directors enables a shareholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of shares voted without regard to either (i) broker non-votes; or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     Concerning the ratification of independent accountants,  a shareholder may:
(i) vote "FOR" ratification; (ii) vote "AGAINST" ratification; or (iii) "ABSTAIN" with respect to ratification by checking the appropriate box. Under the Company's Certificate of Incorporation and Bylaws, unless otherwise required by law, the ratification of independent accountants and other matters that may come before the meeting shall be determined by a majority of the votes cast affirmatively or negatively, without regard to broker non-votes or proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the proxy solicitors or the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board, who will not be employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Board for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information, as of the Record Date, as to those persons or groups who are beneficial owners of more than 5% of the Company's Common Stock. The information below is based on the most recent filing with the Securities and Exchange Commission (the "SEC") by such persons or groups and upon information otherwise made known to the Company. Other than those persons listed below, the Company is not aware of any person or group that owns more than 5% of the Common Stock as of the Record Date.



                NAME AND ADDRESS                              AMOUNT AND                          PERCENT
               OF BENEFICIAL OWNER                      NATURE OF OWNERSHIP (1)                  OF CLASS
---------------------------------------------      --------------------------------              --------

Patrick E. Malloy, III                                       1,694,286 (2)(3)                    14.89%
Michael A. McManus, Jr.
c/o Malloy Enterprises, Inc.
Bay Street at Waterfront
Sag Harbor, New York 11963

Valer and Josiah T. Austin                                   1,275,367 (4)                       11.51%
El Coronado Ranch
Star Route Box 395
Pearce, Arizona 85625

Findim Investments S.A.                                      1,120,244                           10.13%
Gradinata Forghee 2
Massagno, Switzerland


(1) Unless otherwise indicated,  each person effectively  exercises sole voting and dispositive power as to shares reported.
(2) Mr. Malloy  beneficially owns and has sole power to vote and dispose of 1,258,497  shares.  Does not include  54,722  shares held by two  separate  trusts  established  for the benefit of Mr.  Malloy's children, as to which Mr. Malloy disclaims beneficial  ownership.  Mr. McManus beneficially owns and has sole  power to vote and  dispose  of  117,240  shares as well as 82  shares  held in his name as custodian for his son. Messrs.  Malloy and McManus each disclaims beneficial ownership of the shares of Common Stock beneficially owned by the other.  Messrs.  Malloy and McManus have received approval from the Office of Thrift  Supervision  (the "OTS") to acquire up to 20% of the  outstanding  Common
    Stock of the Company.
(3) Includes  176,266 shares which may be acquired by Mr. Malloy  pursuant to the Company's stock option plans.  Also  included  are 142,201  shares  which may be acquired  by Mr.  McManus  pursuant to the
    Company's stock option plans.
(4) Mr. and Mrs. Austin  beneficially own and have shared power to vote and dispose of 1,250,617 shares.
    Includes  24,750 shares which may be acquired by Mr. Austin  pursuant to the Company's  stock option plans for Outside  Directors.  Does not include  3,975 shares of Common Stock that are  beneficially owned by the Clark Family  Foundation,  Inc. and 3,900 shares of Common Stock that are  beneficially owned by three separate trusts for which Valer and Josiah T. Austin each serves as a trustee and for which they disclaim beneficial ownership. Mr. and Mrs. Austin have received approval from the OTS to acquire up to 20% of the outstanding Common Stock of the Company.


                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL 1. ELECTION OF DIRECTORS

     Pursuant to the Company's Bylaws, the number of directors of New York Bancorp is designated by the Board. The Board has designated that the number of directors of the Company be set at ten (10). Directors are divided into three classes with the term of office of only one class of directors expiring in each year. Directors are elected for a term of three years each and serve until their successors are elected and qualified.

     On October 31, 1996, Gene A. Washington was appointed by the Board of Directors to fill the remaining term of Ronald H. McGlynn who resigned on such date for personal reasons.

     The three nominees proposed for election at the Annual Meeting are Geraldine A. Ferraro, Peter D. Goodson and Robert A. Simms. All nominees named are presently directors of New York Bancorp. The Board believes that the nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and New York Bancorp.

     UNLESS AUTHORITY TO VOTE FOR THE NOMINEES IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE THREE NOMINEES NAMED IN THE PROXY STATEMENT.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                 OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.


INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth, as of the Record Date, the names of and certain other information concerning the nominees, continuing directors and certain executive officers, including the amount and percent of Common Stock beneficially owned by each individual and all directors and executive officers as a group. Ownership information is based upon information furnished by the individuals listed in the table.


                                                                                                                  OWNERSHIP
                                                                     EXPIRATION        AMOUNT AND NATURE            AS A
                                                                       OF TERM           OF BENEFICIAL             PERCENT
         NAME, AGE AND BUSINESS EXPERIENCE             DIRECTOR          AS               OWNERSHIP OF               OF
                FOR PAST FIVE YEARS                      SINCE        DIRECTOR          COMMON STOCK (1)            CLASS
-------------------------------------------------------------------------------------------------------------------------------
                                                       NOMINEES

Geraldine A. Ferraro; Age 61                           1993            1997                 24,750 (2)              .22%
 Director of the Company's wholly-owned
subsidiary, Home Federal Savings Bank (the
"Bank") since 1993.  TV Co-Host "Crossfire" for
CNN.  Partner of CEO Perspective Group, a
consulting firm, since August 1996.  Attorney,
author and lecturer.  Ambassador to the United
Nations Human Rights Commission 1994 to
1996. Managing partner of Keck, Mahin & Cate
law firm 1993 - 1994.  Candidate for U. S.
Senate in 1992 and U. S. Vice Presidential
Candidate in 1984.

Peter D. Goodson; Age 54                               1991            1997                 24,750                  .22%
 Director of the Bank since 1991.  President of
the Goodson Family Foundation, serving youth
at risk, since July 1992.  Formerly, a Principal
of Clayton, Dubilier & Rice, Inc., an industrial
investment firm engaged in purchasing and
managing businesses.  Prior thereto, Mr. Goodson
was a member of the Management Committee and a
Managing Director of Kidder, Peabody & Co.,
Incorporated.

Robert A. Simms; Age 58                                1991            1997                 50,243                  .45%
 Director of the Bank since 1991.  Chairman
and Chief Executive Officer of Simms Capital
Management, Inc., a registered investment
advisory firm.  Director of Arrhythmia Research
& Technology Inc., Consumer Portfolio Services
Inc. and The National Football Foundation and
Hall of Fame.




                                                                                                                  OWNERSHIP
                                                                     EXPIRATION        AMOUNT AND NATURE            AS A
                                                                       OF TERM           OF BENEFICIAL             PERCENT
         NAME, AGE AND BUSINESS EXPERIENCE             DIRECTOR          AS               OWNERSHIP OF               OF
                FOR PAST FIVE YEARS                      SINCE        DIRECTOR          COMMON STOCK (1)            CLASS
-------------------------------------------------------------------------------------------------------------------------------
                                                    CONTINUING DIRECTORS
Josiah T. Austin; Age 49                                 1996          1999               1,275,367 (3)(4)        11.51%
 Director of the Bank since 1995.
Rancher and investor.  Owner and operator of
the El Coronado Ranch and Cattle Co. since
1982.

Stan I. Cohen; Age 41                                    1995          1998                110,571  (5)             .99%
 Director of the Bank since 1995.  Senior Vice
President, Controller and Secretary of the
Company since 1991 and Senior Vice President,
Chief Financial Officer and Secretary of the Bank
since 1993.  Senior Vice President, Controller
and Secretary of the Bank from 1991 to 1993.
Mr. Cohen is a certified public accountant.

John E. D. Grunow, Jr.; Age 50                           1992          1998                  54,750 (6)             .49%
 Director of the Bank since 1992. President and
Chairman of the Board of The Grunow Group
Capital Management, Inc., a firm providing
investment banking services.  Previously, Mr.
Grunow was Chief Executive Officer and
Chairman of the Board of International Marine
Holdings, Inc., a marine equipment and
accessories firm.  Mr. Grunow is a certified
public accountant.

Patrick E. Malloy, III; Age 54                           1990          1999               1,434,763 (3)(7)        12.77%
 Chairman of the Board of the Company since
October 1991.  Director of the Bank since 1991.
Chairman of the Bank since January 1992.
President of Malloy Enterprises, Inc., a real
estate and investment firm.



                                                                                                                  OWNERSHIP
                                                                     EXPIRATION        AMOUNT AND NATURE            AS A
                                                                       OF TERM           OF BENEFICIAL             PERCENT
         NAME, AGE AND BUSINESS EXPERIENCE             DIRECTOR          AS               OWNERSHIP OF               OF
                FOR PAST FIVE YEARS                      SINCE        DIRECTOR          COMMON STOCK (1)            CLASS
-------------------------------------------------------------------------------------------------------------------------------

Michael A. McManus, Jr.; Age 53                          1990           1999               259,523 (3)(8)              2.32%
 Director of the Bank since 1991 and Vice
Chairman of the Bank since October 1991.
President and Chief Executive Officer of the
Company since October 1991 and President and
Chief Executive officer of the Bank since March
1995.  Director of Arrhythmia Research &
Technology Inc., Document Imaging Systems
Corp., National Wireless Holdings, Inc. and the
United States Olympic Committee.

Walter R. Ruddy; Age 73                                  1987           1999                25,987 (9)                  .24%
 Director of the Bank since 1967 and Vice
Chairman of the Bank since October 1991.
Retired former Administrative Engineering
Manager of Facilities at the Swiss Bank Corp.,
New York Branch.

Gene A. Washington; Age 49                               1996           1998                 - - -                      - - -
 Director of the Bank since 1996.  Director of
Football Development for the National Football
League since 1993.  Prior to joining the National
Football League was Assistant Athletic Director
at Stanford University.



                                  NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS


Robert J. Anrig; Age 48                                  -----          -----                6,067 (10)                 .05%
 First Vice President, Lending of the Company
and the Bank.

Edward Steube; Age 52                                    -----          -----               12,224 (11)                 .11%
 First Vice President, Business Development of
the Company and the Bank.




                                                                                                                  OWNERSHIP
                                                                     EXPIRATION        AMOUNT AND NATURE            AS A
                                                                       OF TERM           OF BENEFICIAL             PERCENT
         NAME, AGE AND BUSINESS EXPERIENCE             DIRECTOR          AS               OWNERSHIP OF               OF
                FOR PAST FIVE YEARS                      SINCE        DIRECTOR          COMMON STOCK (1)            CLASS
-------------------------------------------------------------------------------------------------------------------------------

All nominees, directors and executive officers as        ----           ----              3,341,635 (12)          28.98%
a group (seventeen persons)



(1)       Unless otherwise indicated, each person effectively exercises sole (or shares with spouse) voting and dispositive power as to shares reported.
(2)       Includes  19,750 shares which may be acquired  pursuant to presently  exercisable  stock options under the Company's stock option plans for Outside Directors.
(3)       See "Security Ownership of Certain Beneficial Owners."
(4)       Includes  24,750 shares which may be acquired  pursuant to presently  exercisable  stock options under the Company's stock option plans for Outside Directors. Does not include 3,975 shares of Common Stock that are beneficially owned by the Clark
          Family  Foundation,  Inc. and 3,900 shares of Common Stock that are beneficially  owned by three separate trusts for which
          Valer and Josiah T. Austin each serves as a trustee and for which they disclaim beneficial ownership.
(5)       Includes  56,665 shares which may be acquired  pursuant to presently  exercisable  stock options under the Company's stock option plans.
(6)       Includes  24,750 shares which may be acquired  pursuant to presently  exercisable  stock options under the Company's stock option plans for Outside Directors.
(7)       Does not include 54,722 shares held by two separate trusts  established for the benefit of Mr.  Malloy's  children,  as to which Mr. Malloy  disclaims  beneficial  ownership.  Includes  176,266 shares which may be acquired  pursuant to presently exercisable stock options under the Company's stock option plans.
(8)       Includes 82 shares held in his name as custodian for his son.  Includes  142,201 shares which may be acquired  pursuant to presently exercisable stock options under the Company's stock option plans.
(9)       Does not include 7,840 shares owned by Mr. Ruddy's wife and 4,1OO shares owned by Mr. Ruddy's children and  grandchildren, as to all of which Mr. Ruddy disclaims beneficial ownership.
(10)      Includes  4,216 shares which may be acquired  pursuant to presently  exercisable  stock options under the Company's  stock option plans.
(11)      Includes  8,099 shares which may be acquired  pursuant to presently  exercisable  stock options under the Company's  stock option plans.
(12)      Includes  2,870,265  shares owned by the directors and executive  officers and 471,370 shares which may be acquired by the directors and executive officers pursuant to presently exercisable stock options under the Company's stock option plans.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the fiscal year ended September 30, 1996, the Board of Directors of the Company held 12 meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during the 1996 fiscal year. The following information is provided as to certain committees of the Company.

     The members of the Executive Committees of the Company and the Bank are Messrs. Patrick E. Malloy, III, Michael A. McManus, Jr. and Stan I. Cohen. Mr. Malloy is Chairman of both Committees. The Committees generally meet as needed, as called for by the Chairman. The Executive Committee of the Bank approves loan proposals in excess of predetermined amounts. The Company and Bank Executive Committees met 2 and 39 times, respectively, during the fiscal year ended September 30, 1996.

     The Audit Committees of the Company and the Bank consist solely of outside directors. The Committees review the independent auditors' report, regulatory examination reports and internal audit reports. Messrs. John E.D. Grunow, Jr., Ronald H. McGlynn (prior to his resignation) and Walter R. Ruddy are members of the Company's Audit Committee and also serve on the Bank's Audit Committee. Mr. Grunow is Chairman of both Committees. During the fiscal year ended September 30, 1996, the Company and Bank Audit Committees met 9 and 8 times, respectively.

     The Compensation Committees of the Company and the Bank are comprised solely of outside directors. The Committees are responsible for establishing compensation and benefit policies. Messrs. Peter D. Goodson, Ronald H. McGlynn (prior to his resignation) and Robert A. Simms are members of the Company's Compensation Committee and also serve on the Bank's Compensation Committee with Mr. Donald T. Lutz, a director of the Bank. Mr. Goodson is Chairman of both Committees. During the year ended September 30, 1996, the Company and Bank Compensation Committees met 4 times each.

     The Nominating Committees of the Company and the Bank consist of Mr. Michael A. McManus, Jr., Ms. Geraldine A. Ferraro and Messrs. Peter D. Goodson and Patrick E. Malloy, III. Mr. McManus is Chairman of both Committees. During the fiscal year ended September 30, 1996, the Nominating Committees met one time each. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from shareholders for nominees nor established any procedures for this purpose. See "Notice of Business To Be Conducted At An Annual Meeting."

DIRECTORS' COMPENSATION
     DIRECTORS' FEES. Directors who are officers of the Company or the Bank are not paid an additional fee for their services as directors or attendance at meetings of the Board of the Company or the Bank or committees thereof. During the fiscal year ended September 30, 1996, Directors of the Company and Bank received an annual fee of $18,000 and $500 for each Board and Committee meeting attended.

     DIRECTORS' STOCK OPTION PLANS. The Board of Directors of the Company has adopted the New York Bancorp Inc. 1993 Stock Option Plan for Outside Directors (the "Directors' Option Plan"), which provides for the automatic one-time grant of non-statutory stock options to purchase 24,750 shares of Common Stock at the fair market value on the date of grant to each outside director who did not serve as a member of the Board prior to December 31, 1992. The exercise price per share of each option is the fair market value of the shares of Common Stock on the date the option is granted. Options become exercisable one year from the date of grant and expire upon the earlier of five years following the date of grant or one month following the date the optionee ceases to serve as a director for any reason other than removal for cause. On October 31, 1996 Gene A. Washington was granted stock options to purchase 24,750 shares of Common Stock at an exercise price of $33.875, which become exercisable after one year.

EXECUTIVE COMPENSATION
THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT NEW YORK BANCORP SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Report of the Compensation Committee on Executive Compensation

     Under  rules  established  by the SEC,  the  Company is required to provide certain data and information with regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and such executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the
Compensation Committee of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     GENERAL. The Compensation Committee of the Board of Directors of New York Bancorp is responsible for establishing the Company's compensation and benefits policy with regard to its executive officers. The Committee is comprised of three outside Directors. It is the Company's policy that none of the members of the Compensation Committee may be an officer or employee of the Company or any of its subsidiaries.

     COMPENSATION PHILOSOPHY. The executive compensation program is structured to attract, motivate and retain highly competent individuals who will promote the growth and profitability of the Company. In order to achieve this objective, New York Bancorp provides executive officers with a competitive compensation and benefits package tied to Company performance. Although this type of compensation program could result in greater variability of an individual executive's compensation from year to year, it promotes the long-term goals of the Company.

     The executive compensation program provides for competitive base salaries, annual incentive bonuses linked to pre-established financial goals, and long-term stock incentives designed to promote equity ownership in the Company by its executive officers. The compensation mix is highly geared towards the financial performance of the Company and up to 50% of total annual cash compensation might be at risk as a result. The following is a discussion of each of the components of the executive compensation program.

     The Company intends for its compensation program to comply with Section 162(m) of the Internal Revenue Code.

     BASE SALARY. In establishing salary levels for executive officers, factors such as individual performance, salary levels for comparable positions at institutions within the Company's peer group, and market conditions are considered. Executive salaries are reviewed annually. Salary levels are designed to be competitive with the Company's peer group. New York Bancorp's peer group is comprised of savings institutions in New York State with between $1 billion and $5 billion in total assets (the "New York Peer Group"). Although the Committee's decisions are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual.

     INCENTIVE BONUS. Annual incentive bonus awards to executive officers are granted after an assessment of the Company's performance for the year both individually and compared to its peer group, in light of the economic, competitive and regulatory environment and compared to pre-established financial performance measures of the Company. In addition, non-quantitative factors relating to the building of long-term shareholder value such as customer satisfaction and employee morale under the executive's leadership are considered. The executives are grouped into two categories for the purposes of incentive bonus awards, with a greater proportion of the compensation of the highest level executive officers tied to performance through the bonus.

     A leading criterion for establishing the aggregate level of the incentive bonus pool is the Company's return on average shareholders' equity for the prior fiscal year, exclusive of nonrecurring items. Measures of Company performance, such as earnings per share, core earnings, and return on average assets are evaluated on a historical basis, exclusive of nonrecurring items, in order to evaluate the appropriateness of the incentive bonus pool. Additionally, the Committee reviews the prospects for future performance, the Company's exposure to interest rate, credit and leverage risk, together with external factors such as the economic and regulatory environment during the fiscal year.

     Although the Committee has discretion in awarding bonuses, such awards are aimed at reflecting the overall performance of the Company as well as the performance of the individual.

     LONG-TERM INCENTIVES. The Company's long-term incentive program for executive officers consists of stock options, stock appreciation rights and stock awards. The program is designed to advance the interests of the Company and to increase shareholder value by providing executive officers with a proprietary interest in the growth and performance of the Company and with incentives for continued service. Although the Committee has discretion in recommending stock based awards, grants of such awards are determined based upon a number of factors including peer group comparisons, potential shareholder dilution, previously granted awards, total compensation, as well as the overall performance of the Company and the individual.

     COMPENSATION OF CHIEF EXECUTIVE OFFICER. Mr. McManus's bonus and long-term incentive awards were earned pursuant to the same plans made available to other executive officers, with the same criteria used in establishing amounts of awards. Mr. McManus's salary for 1996 was $291,500, a 10.00% increase from his annual salary of $265,000 in 1995. Pursuant to its analysis discussed above under "Incentive Bonus," the Committee increased the bonus paid to Mr. McManus for the year by 15.18% from $369,000 in 1995 to $425,000 in 1996 and he was granted 34,000 stock options (see Option Grants in Last Fiscal Year table). Mr. McManus's total compensation is in the 20th percentile of the New York Peer Group.

                                  The Compensation Committee



                                  Peter D. Goodson, Chairman
                                  Ronald H. McGlynn (prior to his resignation)
                                  Robert A. Simms

Stock Performance Graph

     The following graph shows a five year comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock, and assuming reinvestment of dividends, with the cumulative total return of a peer group consisting of institutions comprising the SNL Thrift Index, the New York Peer Group and the S&P 500 Index.







                                New York Bancorp Inc.
                               Stock Performance Graph



                                [GRAPH APPEARS HERE]







                                                                 PERIOD ENDING



                                  09/30/91         09/30/92          09/30/93          09/30/94          09/30/95          09/30/96
                            -------------------------------------------------------------------------------------------------------
New York Bancorp-NY                100.00           246.01            417.80            439.21            455.20            764.55
NYB Peer Group                     100.00           120.40            186.05            208.99            250.14            317.85
S&P 500 Total Return               100.00           111.05            125.49            130.11            168.82            203.13
SNL Thrift Index                   100.00           118.32            185.82            205.19            269.29            326.02



Summary Compensation Table

     The following table sets forth the compensation paid by the Company and its wholly-owned subsidiary for services rendered during the fiscal years ended September 30, 1996, 1995, and 1994, to the Chief Executive Officer and the four highest paid executive officers who received salary and bonus in excess of $100,000 in fiscal year 1996.


                                                                                                  LONG TERM
                                               ANNUAL COMPENSATION                              COMPENSATION
                            -------------------------------------------------  --------------------------------

                                                                    OTHER                     SECURITIES
                                                                   ANNUAL       RESTRICTED    UNDERLYING          ALL OTHER
          NAME AND                       SALARY       BONUS       COMPEN-         STOCK        OPTIONS/           COMPEN-
     PRINCIPAL POSITION       YEAR        $ (1)        $ (2)     SATION $ (3)    AWARD $       SARS #(4)         SATION $ (5)
--------------------------  ---------    --------     --------  -------------  -----------  ------------------- -------------

Michael A. McManus, Jr.       1996       $291,500     $425,000       - - -         - - -        34,000            $35,825
 President, Chief Executive   1995        265,000      369,000       - - -         - - -        56,000             31,722
 Officer                      1994        242,550      335,000       - - -         - - -        49,500             30,963

Patrick E. Malloy, III        1996        150,000      425,000       - - -         - - -        34,000             28,749
 Chairman of the Board        1995        125,000      369,000       - - -         - - -        56,000             24,719
                              1994        105,000      335,000       - - -         - - -        49,500             22,903

Stan I. Cohen,                1996        181,500      300,000       - - -         - - -        20,000             24,075
 Senior Vice President,       1995        165,000      213,000       - - -         - - -        35,000             18,916
 Controller, Secretary        1994        148,838      192,500       - - -         - - -        33,000             18,347

Edward J. Steube              1996        135,850      120,000       - - -         - - -         5,000             12,792
 First Vice President,        1995        130,000       95,000       - - -         - - -         8,000             11,260
 Business Development         1994        120,000       80,000       - - -         - - -         1,100              7,611

Robert J. Anrig               1996        142,415       25,000       - - -         - - -         5,000              3,687
 First Vice President,        1995        136,282       25,000       - - -         - - -         6,000              3,879
 Lending                      1994        129,792       20,000       - - -         - - -         1,650              8,607


(1)  Includes amounts deferred by the individual pursuant to the Bank's 401(k) Plan and Deferred Compensation Plan.
(2)  Includes bonuses awarded pursuant to the  Bank's incentive bonus plan. Criteria for receiving such  bonuses are discussed under
     "Report of the Compensation Committee on Executive Compensation."
(3)  For fiscal 1996, there were no (a) perquisites amounting to the lesser of $50,000 or 10%  of the individual's total  salary and bonus for the year; (b) payments of above market or preferential earnings on deferred  compensation; (c)  payments  of earnings with respect to long term incentive plans prior to settlement or maturity; (d) tax payment reimbursements; or (e)  preferential discounts on stock.

                                                                                       (footnotes continued on next page)



                                                                 14



(4)  The Company maintains various stock option and long-term incentive plans which provide for the award of stock options and stock appreciation rights.  See "Stock Option Plans."
(5)  Includes amounts contributed by the Bank on behalf of the named individuals  pursuant to the  Bank's 401(k) Plan and Executives
     Supplemental Benefits Plan. For fiscal 1996,  the amounts  contributed by the Bank pursuant  to  the 401(k) Plan and Executives
     Supplemental Benefits Plan were respectively $4,750 and $31,075 for Mr. McManus; $4,750 and $23,999 for Mr. Malloy;  $4,750 and
     $19,325  for Mr. Cohen; $4,750 and $8,042 for Mr. Steube; $3,687  and $ -0- for Mr. Anrig.



Stock Option Plans

     The Company maintains several stock option plans which provide for discretionary option awards to officers and key employees of the Company and Bank as determined by the Compensation Committee. The following table lists all grants of options under such plans to the Named Executive Officers for fiscal 1996 and contains certain information regarding potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.



                                                   Option/SAR Grants in Last Fiscal Year
                                                                                                           POTENTIAL REALIZABLE
                                                                                                             VALUE AT ASSUMED
                                                                                                              ANNUAL RATES OF
                                                                                                         STOCK PRICE APPRECIATION
                                        INDIVIDUAL GRANTS                                                 FOR OPTION/SAR TERM (3)
----------------------------------------------------------------------------------------------------   ----------------------------
                                             PERCENTAGE OF
                             NUMBER OF         TOTAL
                            SECURITIES      OPTIONS/SARS
                            UNDERLYING       GRANTED TO       EXERCISE OR
                           OPTIONS/SARS     EMPLOYEES IN      BASE PRICE
            NAME            GRANTED           FISCAL YEAR      $/SHARE (2)     EXPIRATION DATE             5% $             10% $
------------------------  --------------    --------------    --------------  ----------------------   ------------     -----------
Michael A. McManus, Jr.       34,000           22.19%           $22.25          01/23/06               $475,759         $1,205,666

Patrick E. Malloy, III        34,000           22.19%            22.25          01/23/06                475,759          1,205,666

Stan I. Cohen                 20,000           13.05%            22.25          01/23/06                279,858            709,215

Edward J. Steube               5,000            3.26%            22.25          01/23/06                 69,965            177,304

Robert J. Anrig                5,000            3.26%            22.25          01/23/06                 69,965            177,304


(1)  Options granted  to Named Executive Officers  vest 33 1/3 per cent per annum commencing January 23, 1997, and are for a term of ten years.  All options become 100%  exercisable upon  death, disability,  retirement or a change in  control of the Company or
     Bank,  as  defined under  the  plans.  In addition,  the  vesting of  non-statutory stock options  may be  accelerated  by  the
     Compensation Committee.
(2)  The purchase  price may  be made in  whole or in  part through  the surrender  of  previously  held  shares  of  Common  Stock.
(3)  The  amounts represent  certain assumed  rates of appreciation only. Actual gains, if any, on stock option exercises and Common
     Stock holdings  are  dependent  on the future performance of the Common Stock  and overall market conditions.   There can be no
     assurance that the amounts reflected in this table will be realized.


     The following table shows options exercised by the Named Executive Officers during fiscal 1996, including the aggregate value of gains realized on the date of exercise. Also reported are the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of September 30, 1996, and values for "in-the-money" options, which represent the positive spread between the year-end market value of the Common Stock and the exercise price of any existing stock options.


            Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values:



                                                                            NUMBER OF SECURITIES
                                                                               UNDERLYING                 VALUE OF UNEXERCISED
                                                                              UNEXERCISED                     IN-THE-MONEY
                                                                             OPTIONS/SARS                     OPTIONS/SARS
                                                                         AT FISCAL YEAR-END $ (3)       AT FISCAL YEAR-END $ (4)
                                                                         ---------------------------   -----------------------------
                              NUMBER
                             OF SHARES
                             ACQUIRED
                                ON                   VALUE                  EXERCISABLE/                       EXERCISABLE/
        NAME                 EXERCISE              REALIZED $              UNEXERCISABLE                      UNEXERCISABLE
-----------------------    -------------          ----------------    ------------------------------   -----------------------------
Michael A. McManus, Jr.       9,150               $    78,433 (1)        108,467 /  89,600               $1,781,503 / 1,015,347
                                                                          59,400 /  - - -                 1,086,485 /   - - -

Patrick E. Malloy, III        - - -                     - - -            140,766 /  87,834                2,467,126 /   992,830
                              - - -                     - - -             59,400 /  - - -                 1,086,485 /   - - -

Stan I. Cohen                 6,600                   119,895 (2)         33,666 /  54,334                  441,587 /   619,556
                              - - -                     - - -             19,800 /  - - -                   362,162 /   - - -

Edward J. Steube              - - -                     - - -              7,524 /  10,701                  119,463 /   119,901

Robert J. Anrig               3,700                    51,785 (3)          3,112 /   9,550                   40,823 /   105,394

(1)  Market value of underlying  Common Stock at date of exercise of 7,499  options,  $21.50 per share,  less the exercise  price of
     $13.334 per share; the market value of underlying Common Stock at date of exercise of 1,651 options, $23.75 per share, less the exercise price of $13.334 per share.
(2)  Market value of underlying  Common Stock at date of exercise of 6,600  options,  $31.50 per share,  less the exercise  price of
     $13.334 per share.
(3)  Market value of underlying  Common Stock at  date of exercise of 3,700 options, $21.875 per share,  less the exercise price  of
     $7.879 per share.
(4)  Represents  the difference  between the market value of the underlying  Common Stock of $31.625 per share at September 30, 1996 and a weighted average  exercise/base  price of $15.20 per share for exercisable  options,  $20.29 per share for  unexercisable options,  and $13.334 for SARs for Mr. McManus;  $14.10 per share for exercisable  options,  $20.32 per share for unexercisable options,  and $13.334 for SARs for Mr. Malloy;  $18.51 per share for exercisable  options,  $20.22 per share for  unexercisable options,  and $13.334 for SARs for Mr. Cohen;  $18.51 per share for exercisable  options and $20.59 per share for unexercisable options for Mr. Anrig;  and $15.75 per share for  exercisable  options and $20.42 per share for  unexercisable  options for Mr.
     Steube.


Retirement Plan

     The Bank maintains the Retirement Plan of Home Federal Savings Bank ("Retirement Plan"), which is a defined benefit pension plan, for the benefit of employees of the Bank. The table below presents annual benefits under the
Retirement Plan assuming retirement during 1996 at various levels of compensation and years of credited service.

     In addition, the table includes the Home Federal Savings Bank Supplemental Executive Retirement Plan (the "SERP") which is intended to restore benefits that otherwise would be reduced pursuant to limitations contained in the Internal Revenue Code. Such benefits will be paid out pursuant to the same formula as the Retirement Plan. However, such payments will be made in a lump sum upon reaching retirement age.


                                   AMOUNT OF ANNUAL RETIREMENT BENEFIT AT AGE 62 WITH CREDITED SERVICE OF: (1)(2)(3)
                        -------------------------------------------------------------------------------------------------
FINAL AVERAGE
    SALARY                    15 YEARS           20 YEARS           25 YEARS            30 YEARS            35 YEARS
-------------------     ------------------    -------------    ------------------    --------------    ------------------

                        -------------------------------------------------------------------------------------------------
$      125,000                 14,925            19,900             24,875               29,850             29,850
       150,000 (5)             18,675            24,900             31,125               37,350             37,350
       175,000                 22,425            29,900             37,375               44,850             44,850
       200,000                 26,175            34,900             43,625               52,350             52,350
       225,000                 29,925            39,900             49,875               59,850             59,850
       250,000                 33,675            44,900             56,125               67,350             67,350
       300,000                 41,175            54,900             68,625               82,350             82,350
       400,000                 56,175            74,900             93,625              112,350            112,350
       450,000                 63,675            84,900            106,125              127,350            127,350
       500,000                 71,175            94,900            118,625              142,350            142,350
       550,000                 78,675           104,900            131,125              157,350            157,350
       600,000                 86,175           114,900            143,625              172,350            172,350
       650,000                 93,675           124,900            156,125              187,350            187,350
       700,000                101,175           134,900            168,625              202,350            202,350
       750,000                108,675           144,900            181,125              217,360            217,350
       800,000                116,175           154,900            193,625              232,350            232,350
       850,000                123,675           164,900            206,125              247,350            247,350
       900,000                131,175           174,900            218,625              262,350            262,350


(1)  The Retirement  Plan defines  compensation  as total annual  compensation,  which includes  salary,  bonus and certain  benefits  pursuant to the SERP that are currently  taxable to the  individual.  These  components are included in the Summary Compensation Table.
(2)  The years of  credited  service  which the  following  executive  officers  would have if they remain with the
     Company to age 62 are as follows:  Mr.  McManus (13 years);  Mr.  Malloy (13 years);  Mr. Cohen (30 years) Mr.
     Anrig (19 years) and Mr. Steube (13 years).  Current annual earnings are disclosed in the Summary Compensation
     Table.
(3)  The annual retirement  benefits shown in the Table are computed on a straight line annuity basis and reflect a deduction for social security benefits.
(4)  The benefits shown on the above Table reflect the new benefit formula adopted  effective  January 1, 1995, for both past and future service.  Benefits accrued under the prior formula were  grandfathered as of December 31,
     1994.
(5)  Maximum amount permitted under Internal Revenue Code.


Transactions With Certain Related Persons

     The Bank has made loans to its directors, officers and parties related to them. All loans to directors and officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

              PROPOSAL 2. RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The independent accountants for the Company and the Bank for the fiscal year ended September 30, 1996 were KPMG Peat Marwick LLP. The Company's Board of Directors has reappointed KPMG Peat Marwick LLP to continue as independent accountants for New York Bancorp and the Bank for the fiscal year ending September 30, 1997, subject to ratification of such appointment by the shareholders. Representatives of KPMG Peat Marwick LLP are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
            RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP
                 AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY.


                             SHAREHOLDER PROPOSALS

     To be considered for presentation at the next annual meeting of shareholders, a shareholder proposal must be received by the Secretary at the offices of the Company at the address set forth on the first page of this Proxy Statement, not later than August 21, 1997. Any such proposal will be subject to Proxy Rule 14a-8 of the rules and regulations of the Securities and Exchange Commission.

            NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before the Annual Meeting. In order for a shareholder to properly bring business before the Annual Meeting or to propose a nominee to the Board, the shareholder must give written notice to the Secretary of the Company not less than thirty (30) days before the time originally fixed for such meeting; provided, however, that in the event that less than forty (40) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the shareholder's name, record address and number of shares owned by the shareholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting and any material interest of the shareholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided.

        OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no business which may be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy Card to vote the shares represented thereby on such matters in accordance with their best judgment.

     A COPY OF THE COMPANY'S FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO STAN I. COHEN, SECRETARY, AT 241-02 NORTHERN BOULEVARD, DOUGLASTON, NEW YORK 11362.


                                        By Order of the Board of Directors




Douglaston, New York                    /s/ Stan I. Cohen
December 19, 1996                       Stan I. Cohen
                                        Secretary


     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU HAD PLANNED TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

PROXY                                                                    PROXY


                              NEW YORK BANCORP INC.
                  THIS PROXY IS BEING SOLICITED ON BEHALF OF THE
                    BOARD OF DIRECTORS OF NEW YORK BANCORP INC.

       For Use Only at the Annual Meeting of Shareholders to be Held on January 28, 1997 and at any Adjournments or Postponements Thereof.


       The undersigned hereby appoints John E.D. Grunow, Jr. and Walter R. Ruddy, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of common stock of New York Bancorp Inc. (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held at the Adria Conference Center, 220-33 Northern Boulevard, Bayside, New York on Tuesday, January 28, 1997 at 10:00 a.m. and all adjournments or postponements thereof, on the matters set forth below, as follows:

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FORM" EACH OF THE NOMINEES
                SPECIFIED UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2

1.  Election of Directors

    /_/ FOR all nominees listed below          /_/   WITHHOLD AUTHORITY
        (except as written to the contrary           (to vote for all
        below)                                       nominees listed below)

             Geraldine A. Ferraro, Peter D. Goodson and Robert A. Simms

    Instructions: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.

--------------------------------------------------------------------------------

2. Ratification of the appointment of KPMG Peat Marwick LLP as independent accountants for the fiscal year ending September 30, 1997:

       /_/   FOR                  /_/   AGAINST                /_/   ABSTAIN
                 PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

       The undersigned further gives John E.D. Grunow, Jr. and Walter R. Ruddy, or either of them, with full power of substitution, authority in their discretion to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

       The proxy is revocable and, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE AND "FOR" PROPOSAL 2.

       The undersigned acknowledges receipt form the Company prior to execution of this proxy of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, both dated December 19, 1996.

                                          Date:
                                               ---------------------------------


                                          --------------------------------------
                                          Signature:


                                          -------------------------------------
                                          Signature:

                                          Please  sign   exactly  as  your  name
                                          appears  hereon.  Joint owners  should
                                          each sign personally.  When signing as
                                          attorney,  executor,   administsrator,
                                          trustee or guardian,  please give full
                                          title as such.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE